Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 137,847,915.03
Previously Paid Amount	0
Total Fee Amount	19,036.8
Total Offset Amount	0.00
Net Fee	$ 19,036.8